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                                                                     EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-135612) of H. J. Heinz Company of our report dated June 25, 2009 relating to the financial statements of H. J. Heinz Company Employees Retirement and Savings Plan, which appears in this Form 11-K.


                                              /s/  PricewaterhouseCoopers LLP




Pittsburgh, Pennsylvania
June 25, 2009






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